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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement (File No.'s 333-68166, 333-54584, 333-54582).


                                          /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
April 3, 2002